UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 9, 2002


                               CALPINE CORPORATION

                            (A Delaware Corporation)

                        Commission File Number: 001-12079

                  I.R.S. Employer Identification No. 77-0212977


                           50 West San Fernando Street

                           San Jose, California 95113

                            Telephone: (408) 995-5115

ITEM 9.  REGULATION FD DISCLOSURE.

     On August 9, 2002, each of the Principal Executive Officer, Peter Cartwright, and Principal Financial Officer, Robert D. Kelly, of Calpine Corporation submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order 4-460.

     On August 12, 2002, Calpine Corporation announced the submission of these statements to the Securities and Exchange Commission.

     A copy of each of these statements, and of the press release announcing submission of these statements, is attached hereto as an Exhibit (99.0, 99.1 and 99.2).


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CALPINE CORPORATION


                          By: /s/ Charles B. Clark, Jr.
                              -------------------------
                              Charles B. Clark, Jr.
                      Senior Vice President and Controller
                            Chief Accounting Officer

Date:  August 12, 2002

EXHIBIT INDEX

EXHIBIT (99.0):   Statement  Under  Oath  of Principal  Executive  Officer dated
August 9, 2002

EXHIBIT (99.1):   Statement  Under  Oath  of Principal  Financial  Officer dated
August 9, 2002

EXHIBIT (99.2): Press release dated August 12, 2002 - Calpine's CEO and CFO Submit Statements of Certification to SEC

EXHIBIT 99.0
               Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings


I, Peter Cartwright, Chairman, President and Chief Executive Officer of Calpine Corporation, state and attest that:

     (1)  To the  best of my  knowledge,  based  upon a  review  of the  covered
          reports  of  Calpine   Corporation,   and,   except  as  corrected  or
          supplemented  in a  subsequent  covered  report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o The Annual Report on Form 10-K for the year ended December 31, 2001, filed with the Commission on March 29, 2002, of Calpine Corporation;

          o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Calpine Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.



/s/ Peter Cartwright                               Subscribed and sworn to
---------------------------
Peter Cartwright                                   before me this 9th day of
Chairman, President and Chief Executive            August 2002.
  Officer of Calpine Corporation
August 9, 2002                                     /s/ Kitina M. Nahinu
                                                   -----------------------------
                                                   Notary Public

                                                   My Commission Expires:6/27/03


EXHIBIT 99.1

               Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings


I, Robert D. Kelly, Executive Vice President and Chief Financial Officer of Calpine Corporation, state and attest that:

          (1) To the best of my knowledge, based upon a review of the covered reports of Calpine Corporation, and, except as corrected or supplemented in a subsequent covered report:

               o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

               o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

          (2) I have reviewed the contents of this statement with the Company's audit committee.

          (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

               o The Annual Report on Form 10-K for the year ended December 31, 2001, filed with the Commission on March 29, 2002, of Calpine Corporation;

               o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Calpine Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

               o    any amendments to any of the foregoing.



/s/ Robert D. Kelly                                Subscribed and sworn to
---------------------------------
Robert D. Kelly                                    before me this 9th day of
Executive Vice President and Chief                 August 2002.
  Financial Officer of Calpine Corporation
August 9th, 2002                                   /s/ Benjamin P. Slager
                                                   -----------------------------
                                                   Notary Public

                                                   My Commission Expires: N/A


EXHIBIT 99.2

NEWS RELEASE                                            CONTACTS: 408/995-5115
                                       Media Relations:  Katherine Potter, X1168
                                        Investor Relations:  Rick Barraza, X1125


                          CALPINE'S CEO AND CFO SUBMIT
                       STATEMENTS OF CERTIFICATION TO SEC

     (SAN JOSE, CALIF.) August 12, 2002 - Calpine Corporation [NYSE:CPN] today announced that its Chairman and Chief Executive Officer Peter Cartwright and Chief Financial Officer and Executive Vice President Robert D. Kelly have signed and submitted to the U.S. Securities and Exchange Commission (SEC) statements under oath certifying that Calpine's 2002 SEC filings, as prescribed by the recent SEC order, contain no material misstatements nor do they contain any material omissions.

     The SEC's June 27, 2002 order mandated CEOs and CFOs of  approximately  950 large publicly held companies to submit sworn statements of certification for their 2002 SEC filings. The documents covered by this order consist of Calpine's Annual Report on Form 10-K for 2001, the 2002 proxy statement and all subsequent SEC periodic and current reports filed through August 9, 2002, the date of certification.

     Cartwright and Kelly led a team that conducted a comprehensive review of the company's 2002 SEC filings. The results of this review, along with the statements of certification, were reviewed with the company's audit committee.

     A copy of Cartwright's and Kelly's filing to the SEC will be made available on the investor relations page of the company's website at www.calpine.com and will also be available on the SEC's website at www.sec.gov/rules/extra/ceocfo.htm.

     Based in San Jose, Calif., Calpine Corporation is a leading independent power company that is dedicated to providing customers with clean, efficient, natural gas-fired power generation. It generates and markets power through plants it develops, owns and operates, in 23 states in the United States, three provinces in Canada and in the United Kingdom. Calpine is also the world's largest producer of renewable geothermal energy, and it owns 1.3 trillion cubic feet equivalent of proved natural gas reserves in Canada and the United States. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN. For more information about Calpine, visit its website at www.calpine.com.